EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2023 RESULTS
DALLAS – November 7, 2023 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2023 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2023 with the third quarter ended September 30, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
THIRD QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 4.0% to $131.67 during the quarter on a 2.2% increase in Comparable ADR and a 1.7% increase in Comparable Occupancy.
•Net loss attributable to common stockholders was $(68.6) million or $(1.99) per diluted share for the quarter.
•Adjusted EBITDAre was $82.5 million for the quarter.
•Adjusted funds from operations (AFFO) was $0.08 per diluted share for the quarter.
•Comparable Hotel EBITDA was $97.7 million for the quarter, reflecting a growth rate of 3% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $184.7 million and restricted cash of $157.9 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $24.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $271.0 million.
•Capex invested during the quarter was $31.5 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company extended its KEYS Pool D loan and its KEYS Pool E loan. In the interest of protecting stockholder value and liquidity, the Company elected not to make the required paydowns to extend its KEYS Pool A loan, its KEYS Pool B loan and its KEYS Pool F loan. The Company is working with the servicer on a consensual transfer of these hotels to the lender and expects that to be completed during the fourth quarter.

AHT Reports Third Quarter Results

November 7, 2023

•During the quarter, the Company announced that its Crowne Plaza La Concha Hotel in Key West, Florida is on track to convert to a Marriott Autograph Collection® property in 2024 at which time it will be rebranded to La Concha Key West, an Autograph Collection hotel.
•During the quarter, the Company announced the sale of 79 owned units as well as the public space at the WorldQuest Resort in Orlando, Florida for $14.8 million ($187,000 per owned unit).
•To date, the Company has issued approximately $77 million of its non-traded preferred stock.
•Subsequent to quarter end, the Company announced that it entered into a new franchise agreement with Marriott International to convert its Le Pavillon Hotel in New Orleans, Louisiana to a Tribute Portfolio property.
CAPITAL STRUCTURE
As of September 30, 2023, the Company had total loans of $3.6 billion with a blended average interest rate of 7.9%, taking into account in-the-money interest rate caps. Excluding the non-extended KEYS loans, based on the current level of SOFR and the corresponding interest rate caps, approximately 94% of the Company’s debt is effectively fixed and approximately 6% is effectively floating. Excluding the non-extended KEYS loans, currently twelve of the Company’s hotels are in cash traps.
During the quarter, the Company extended its KEYS Pool D loan – secured by five hotels with a paydown of approximately $26 million, and its KEYS Pool E loan – secured by five hotels with a paydown of approximately $41 million. In the interest of protecting stockholder value and liquidity, the Company elected not to make the required paydowns to extend its KEYS Pool A loan – secured by seven hotels, its KEYS Pool B loan – secured by seven hotels, and its KEYS Pool F loan – secured by five hotels. The Company noted that proactively choosing not to extend three of these loan pools improves its balance sheet by lowering leverage and materially improves future cash flows. The combination of the paydowns and the removal of the debt associated with the pools the Company did not extend will lower the Company’s debt by approximately $700 million.
The Company did not pay a dividend on its common stock and common units for the third quarter ended September 30, 2023. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.
The Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. To date, the Company has issued 2,904,525 shares of its Series J and 165,925 shares of its Series K non-traded preferred stock raising approximately $76.8 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
CONVERSION OF CROWNE PLAZA LA CONCHA KEY WEST TO MARRIOTT’S AUTOGRAPH COLLECTION
During the quarter, the Company announced that its Crowne Plaza La Concha Hotel in Key West, Florida is on track to convert to a Marriott Autograph Collection® property in 2024 at which time it will be rebranded to La Concha Key West, an Autograph Collection hotel. Marriott’s Autograph Collection Hotels feature a diverse portfolio of approximately 200 independent hotels around the world that reflect a unique vision, design, and environment.
The conversion of this iconic Key West hotel to an Autograph Collection property will occur upon the completion of a $35 million renovation or Property Improvement Plan (“PIP”). The planned conversion will create a distinctive theme and style for the hotel that is commensurate with the upper-upscale/luxury

AHT Reports Third Quarter Results

November 7, 2023

Autograph product. The PIP scope includes transforming the lobby, bar, and restaurant, as well as upgrading the exterior, guestrooms, guest bathrooms, corridors, pool, and meeting space. As part of the renovation, the previously underutilized spa will be converted into premium roof-top suites.
The Company believes that post-conversion, the new La Concha Key West could achieve a 20% to 30% RevPAR premium compared to pre-conversion, and Remington Hospitality will continue to be the property manager.
AGREEMENT TO CONVERT LE PAVILLON HOTEL IN NEW ORLEANS TO MARRIOTT’S TRIBUTE PORTFOLIO
Subsequent to quarter end, the Company announced that it has entered into a new franchise agreement with Marriott International to convert its Le Pavillon Hotel in New Orleans, Louisiana to a Tribute Portfolio property. Marriott’s Tribute Portfolio is a growing global family of characterful, independent hotels drawn together by their passion for captivating design and their drive to create vibrant social scenes for guests and locals alike.
The agreement with Marriott calls for the hotel to be converted to a Tribute Portfolio property in the first quarter of 2024, pursuant to a conversion Property Improvement Plan (“PIP”) that includes transforming the lobby bar and extensive exterior work as well as upgrading the restaurant, guestrooms, guest bathrooms and corridors.
The planned conversion will create a distinctive theme and style for the luxury hotel that is commensurate with the distinctive premium brand Tribute Portfolio product. The Company believes that post-conversion, the new Tribute Portfolio property should realize a 10% to 20% RevPAR premium compared to pre-conversion. Remington Hospitality will continue to be the property manager.
ASSET SALE
During the quarter, the Company announced the sale of 79 owned units as well as the public space at the WorldQuest Resort in Orlando, Florida for $14.8 million ($187,000 per owned unit). The property was unencumbered by debt, and the net proceeds from the sale were used to pay down the Company’s corporate financing.
The Company continues to look at other potential asset sales to improve the overall quality of its portfolio and ultimately pay down its corporate financing.
“During the third quarter, our portfolio delivered strong operating performance,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “We’re extremely encouraged with the continued growth in both occupancy and ADR and believe that this solid performance reflects our high-quality, geographically diverse portfolio. Further, we’re encouraged that the vast majority of our hotels are now out of their cash traps.” Mr. Hays added, “The planned conversion of the Key West La Concha Hotel to an Autograph Collection property and the conversion of the Le Pavillon Hotel in New Orleans, Louisiana to a Tribute Portfolio property should elevate both properties into a more desirable niche in their very attractive markets. Looking ahead, our portfolio remains well-positioned to outperform. Additionally, from a capital structure and balance sheet perspective, we will continue to focus on paying off our corporate financing primarily through asset sales and raising capital through our non-traded preferred stock.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, November 8, 2023, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0375. A replay of the conference call will be available through Wednesday, November 15, 2023, by dialing (647) 362-9199 and entering the confirmation number, 8812029.

AHT Reports Third Quarter Results

November 7, 2023

The Company will also provide an online simulcast and rebroadcast of its third quarter 2023 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Wednesday, November 8, 2023, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2023	December 31, 2022
ASSETS
Investments in hotel properties, net	$3,122,833	$3,118,331
Cash and cash equivalents	184,181	417,064
Restricted cash	171,896	141,962
Accounts receivable, net of allowance of $1,471 and $501, respectively	73,712	49,809
Inventories	3,945	3,856
Notes receivable, net	5,934	5,062
Investment in unconsolidated entities	10,379	19,576
Deferred costs, net	1,858	2,665
Prepaid expenses	15,800	15,981
Derivative assets, net	25,493	47,182
Operating lease right-of-use assets	44,136	43,921
Other assets	18,171	21,653
Intangible assets, net	797	797
Due from Ashford Inc., net	—	486
Due from related parties, net	4,347	6,570
Due from third-party hotel managers	24,145	22,462
Assets held for sale	10,882	—
Total assets	$3,718,509	$3,917,377

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,631,719	$3,838,543
Finance lease liability	18,465	18,847
Other finance liability	26,804	—
Accounts payable and accrued expenses	153,209	115,970
Accrued interest payable	25,243	15,287
Dividends and distributions payable	3,568	3,118
Due to Ashford Inc., net	9,028	—
Due to third-party hotel managers	1,134	1,319
Intangible liabilities, net	2,037	2,097
Operating lease liabilities	44,887	44,661
Other liabilities	3,948	4,326
Liabilities associated with assets held for sale	9,795	—
Total liabilities	3,929,837	4,044,168

Redeemable noncontrolling interests in operating partnership	22,394	21,550
Series J Redeemable Preferred Stock, $0.01 par value, 2,628,792 and 87,115 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	60,482	2,004
Series K Redeemable Preferred Stock, $0.01 par value, 154,233 and 1,800 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	3,798	44
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at September 30, 2023 and December 31, 2022	12	12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at September 30, 2023 and December 31, 2022	12	12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at September 30, 2023 and December 31, 2022	15	15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at September 30, 2023 and December 31, 2022	13	13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at September 30, 2023 and December 31, 2022	13	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,513,386 and 34,495,185 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	345	345
Additional paid-in capital	2,385,679	2,383,244
Accumulated deficit	(2,697,244)	(2,534,043)
Total stockholders' equity (deficit) of the Company	(311,155)	(150,389)
Noncontrolling interests in consolidated entities	13,153	—
Total equity (deficit)	(298,002)	(150,389)
Total liabilities and equity/deficit	$3,718,509	$3,917,377

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
REVENUE
Rooms	$270,607	$260,616	$817,477	$731,474
Food and beverage	52,205	48,633	172,943	139,709
Other	19,537	18,183	55,135	50,042
Total hotel revenue	342,349	327,432	1,045,555	921,225
Other	665	724	2,094	2,164
Total revenue	343,014	328,156	1,047,649	923,389
EXPENSES
Hotel operating expenses
Rooms	64,803	61,464	190,041	169,250
Food and beverage	39,511	36,199	121,211	100,981
Other expenses	115,625	106,907	348,463	310,407
Management fees	12,687	11,686	38,706	33,552
Total hotel operating expenses	232,626	216,256	698,421	614,190
Property taxes, insurance and other	17,345	17,541	52,880	51,289
Depreciation and amortization	45,954	49,428	140,963	152,444
Advisory services fee:
Base advisory fee	8,121	8,854	24,839	26,202
Reimbursable expenses	2,884	2,430	9,176	7,365
Stock/unit-based compensation	1,390	1,229	3,635	4,609
Corporate, general and administrative:
Stock/unit-based compensation	99	37	728	668
Other general and administrative	3,772	(921)	10,659	6,062
Total operating expenses	312,191	294,854	941,301	862,829
Gain (loss) on disposition of assets and hotel properties	6,390	(11)	7,443	273
OPERATING INCOME (LOSS)	37,213	33,291	113,791	60,833
Equity in earnings (loss) of unconsolidated entities	(138)	(147)	(715)	(451)
Interest income	1,888	1,576	6,755	2,153
Other income (expense), net	34	241	277	426
Interest expense, net of discount amortization	(96,131)	(58,511)	(260,851)	(145,661)
Amortization of loan costs	(3,249)	(2,512)	(9,634)	(7,314)
Write-off of premiums, loan costs and exit fees	(1,263)	(1,378)	(2,633)	(3,076)
Realized and unrealized gain (loss) on derivatives	(2,678)	9,774	4,490	19,059
INCOME (LOSS) BEFORE INCOME TAXES	(64,324)	(17,666)	(148,520)	(74,031)
Income tax benefit (expense)	(127)	(4,657)	(2,410)	(10,340)
NET INCOME (LOSS)	(64,451)	(22,323)	(150,930)	(84,371)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	889	231	1,838	679
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(63,562)	(22,092)	(149,092)	(83,692)
Preferred dividends	(4,295)	(3,104)	(11,290)	(9,311)
Deemed dividends on redeemable preferred stock	(760)	—	(1,993)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(68,617)	$(25,196)	$(162,375)	$(93,003)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.99)	$(0.73)	$(4.72)	$(2.71)
Weighted average common shares outstanding – basic	34,459	34,371	34,395	34,324
Diluted:
Net income (loss) attributable to common stockholders	$(1.99)	$(0.73)	$(4.72)	$(2.71)
Weighted average common shares outstanding – diluted	34,459	34,371	34,395	34,324
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income (loss)	$(64,451)	$(22,323)	$(150,930)	$(84,371)
Interest expense and amortization of discounts and loan costs, net	99,380	61,023	270,485	152,975
Depreciation and amortization	45,954	49,428	140,963	152,444
Income tax expense (benefit)	127	4,657	2,410	10,340
Equity in (earnings) loss of unconsolidated entities	138	147	715	451
Company's portion of EBITDA of unconsolidated entities	217	(148)	305	(452)
EBITDA	81,365	92,784	263,948	231,387
(Gain) loss on disposition of assets and hotel properties	(6,390)	11	(7,443)	(273)
EBITDAre	74,975	92,795	256,505	231,114
Amortization of unfavorable contract liabilities	(31)	43	16	138
Transaction and conversion costs	1,219	(3,401)	2,371	(1,828)
Write-off of premiums, loan costs and exit fees	1,263	1,378	2,633	3,076
Realized and unrealized (gain) loss on derivatives	2,678	(9,774)	(4,490)	(19,059)
Stock/unit-based compensation	1,491	1,275	4,374	5,324
Legal, advisory and settlement costs	911	(96)	911	(59)
Other (income) expense, net	(33)	(241)	(276)	(426)
Dead deal costs	—	76	—	356
Company's portion of adjustments to EBITDAre of unconsolidated entities	—	1	1	12
Adjusted EBITDAre	$82,473	$82,056	$262,045	$218,648
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income (loss)	$(64,451)	$(22,323)	$(150,930)	$(84,371)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	889	231	1,838	679
Preferred dividends	(4,295)	(3,104)	(11,290)	(9,311)
Deemed dividends on redeemable preferred stock	(760)	—	(1,993)	—
Net income (loss) attributable to common stockholders	(68,617)	(25,196)	(162,375)	(93,003)
Depreciation and amortization on real estate	45,954	49,428	140,963	152,444
(Gain) loss on disposition of assets and hotel properties	(6,390)	11	(7,443)	(273)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(889)	(231)	(1,838)	(679)
Equity in (earnings) loss of unconsolidated entities	138	147	715	451
Company's portion of FFO of unconsolidated entities	(10)	(148)	(364)	(452)
FFO available to common stockholders and OP unitholders	(29,814)	24,011	(30,342)	58,488
Deemed dividends on redeemable preferred stock	760	—	1,993	—
Transaction and conversion costs	1,219	(3,401)	2,371	(1,828)
Write-off of premiums, loan costs and exit fees	1,263	1,378	2,633	3,076
Unrealized (gain) loss on derivatives	12,908	(9,774)	27,233	(19,059)
Stock/unit-based compensation	1,491	1,275	4,374	5,324
Legal, advisory and settlement costs	911	(96)	911	(59)
Other (income) expense, net	(33)	(108)	(276)	(293)
Amortization of credit facility exit fee	5,015	3,092	13,811	8,669
Amortization of loan costs	3,249	2,512	9,634	7,314
Dead deal costs	—	76	—	356
Default interest and late fess	5,995	—	7,326	—
Company's portion of adjustments to FFO of unconsolidated entities	—	1	1	12
Adjusted FFO available to common stockholders and OP unitholders	$2,964	$18,966	$39,669	$62,000
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.08	$0.52	$1.09	$1.71
Weighted average diluted shares	36,651	36,433	36,534	36,347

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2023
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (16)	Interest Rate (17)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (18)	Comparable TTM Hotel EBITDA Debt Yield
KEYS Pool A - 7 hotels	June 2023	June 2023	SOFR (1) + 3.70%	$—	$180,720	$180,720	(2)	$6,500	3.6%	$13,546	7.5%
KEYS Pool B - 7 hotels	June 2023	June 2023	SOFR (1) + 3.44%	—	174,400	174,400	(2)	1,920	1.1%	8,310	4.8%
KEYS Pool F - 5 hotels	June 2023	June 2023	SOFR (1) + 3.73%	—	215,120	215,120	(2)	4,227	2.0%	18,147	8.4%
Morgan Stanley Pool - 17 hotels	November 2023	November 2024	SOFR (1) + 3.26%	—	409,750	409,750	(3)	23,949	5.8%	44,409	10.8%
BAML Indigo Atlanta - 1 hotel	December 2023	December 2024	SOFR (1) + 2.85%	—	15,175	15,175	(4)	(700)	(4.6)%	1,995	13.1%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,231	—	6,231		815	13.1%	1,308	21.0%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,093	—	9,093		(31)	(0.3)%	1,304	14.3%
Oaktree Capital Term Loan	January 2024	January 2026	14.00%	183,082	—	183,082	(5)	N/A	N/A	N/A	N/A
JPMorgan Chase - 8 hotels	February 2024	February 2025	SOFR (1) + 3.28%	—	345,000	345,000	(6)	13,908	4.0%	32,182	9.3%
BAML Princeton/Nashville - 2 hotels	March 2024	March 2026	SOFR (1) + 2.80%	—	240,000	240,000	(7)	25,721	10.7%	38,802	16.2%
BAML Highland Pool - 19 hotels	April 2024	April 2025	SOFR (1) + 3.51%	—	862,027	862,027	(8)	49,240	5.7%	102,898	11.9%
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,652	—	5,652		690	12.2%	1,109	19.6%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	SOFR (1) + 2.00%	—	8,881	8,881	(9)	152	1.7%	519	5.8%
KEYS Pool C - 5 hotels	June 2024	June 2025	SOFR (1) + 3.90%	—	158,689	158,689	(10)	7,360	4.6%	19,792	12.5%
KEYS Pool D - 5 hotels	June 2024	June 2025	SOFR (1) + 4.17%	—	237,061	237,061	(10)	20,915	8.8%	27,873	11.8%
KEYS Pool E - 5 hotels	June 2024	June 2025	SOFR (1) + 2.90%	—	119,003	119,003	(10)	5,197	4.4%	18,590	15.6%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	10,986	—	10,986		564	5.1%	1,755	16.0%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	22,024	—	22,024		839	3.8%	3,145	14.3%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	SOFR (1) + 4.76%	—	86,000	86,000	(11)	8,471	9.9%	15,016	17.5%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (1) + 4.00%	—	37,000	37,000	(12)	(6,713)	(18.1)%	726	2.0%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	45,999	—	45,999		3,737	8.1%	8,135	17.7%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	22,892	—	22,892		(424)	(1.9)%	2,834	12.4%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	SOFR (1) + 3.91%	—	98,000	98,000	(13)	2,051	2.1%	15,954	16.3%
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(14)	(619)	(0.6)%	9,048	9.2%
Total				$305,959	$3,285,276	$3,591,235		$167,769	4.7%	$387,397	10.8%
Percentage				8.5%	91.5%	100.0%
Weighted average interest rate (15) (17)				10.29%	7.62%	7.85%
All indebtedness is non-recourse with the exception of the term loan.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC.
(1)    SOFR rate was 5.32% at September 30, 2023.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022. The paydown that was required in order to exercise the fourth one-year extension option was not made. As a result, effective June 2023, this loan was in default in accordance with the terms and conditions of the loan agreement.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in November 2022.
(4)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in December 2022.
(5)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in February 2023.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in March 2023.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in April 2023.
(9)    This mortgage loan has a SOFR floor of 2.0%.
(10)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023.
(11)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(12)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(13)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(14)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(15)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(16)    The final maturity date assumes all available extension options will be exercised, excluding loans in default.
(17)    Interest rates do not include default or late payment rates in effect on some mortgage loans.
(18)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2023
(dollars in thousands)
(unaudited)

	2023	2024	2025	2026	2027	Thereafter	Total
KEYS Pool A - 7 hotels	$180,720	$—	$—	$—	$—	$—	$180,720
KEYS Pool B - 7 hotels	174,400	—	—	—	—	—	174,400
KEYS Pool F - 5 hotels	215,120	—	—	—	—	—	215,120
GACC Jacksonville RI - 1 hotel	—	9,036	—	—	—	—	9,036
GACC Manchester RI - 1 hotel	—	6,191	—	—	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	5,580	—	—	—	—	5,580
Southside Bank Ashton - 1 hotel	—	8,881	—	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	10,755	—	—	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	21,522	—	—	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	409,750	—	—	—	—	409,750
BAML Indigo Atlanta - 1 hotel	—	14,987	—	—	—	—	14,987
JPMorgan Chase - 8 hotels	—	—	345,000	—	—	—	345,000
BAML Pool 3 - 3 hotels	—	—	44,413	—	—	—	44,413
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	22,030	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	—	862,027	—	—	—	862,027
KEYS Pool C - 5 hotels	—	—	158,689	—	—	—	158,689
KEYS Pool D - 5 hotels	—	—	237,061	—	—	—	237,061
KEYS Pool E - 5 hotels	—	—	119,003	—	—	—	119,003
Oaktree Capital Term Loan	—	—	—	183,082	—	—	183,082
BAML Princeton/Nashville - 2 hotels	—	—	—	240,000	—	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	96,000	—	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	—	86,000	—	—	86,000
Aareal Le Pavillon - 1 hotel	—	—	—	—	35,000	—	35,000
Aareal Alexandria/La Posada	—	—	—	—	—	98,450	98,450
Principal due in future periods	570,240	486,702	1,788,223	605,082	35,000	98,450	3,583,697
Scheduled amortization payments remaining	748	2,582	708	2,500	1,000	—	7,538
Total indebtedness	$570,988	$489,284	$1,788,931	$607,582	$36,000	$98,450	$3,591,235
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$270,325	$4	$270,329	$259,547	$399	$259,946	4.15%	3.99%
RevPAR	$131.67	$—	$131.67	$126.80	$64.47	$126.61	3.84%	3.99%
Occupancy	72.22%	—%	72.22%	70.95%	82.95%	70.99%	1.79%	1.74%
ADR	$182.31	$—	$182.31	$178.72	$77.72	$178.36	2.01%	2.21%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$815,218	$—	$815,218	$728,011	$1,018	$729,029	11.98%	11.82%
RevPAR	$133.81	$—	$133.81	$119.63	$151.32	$119.66	11.85%	11.82%
Occupancy	72.04%	—%	72.04%	67.55%	143.33%	67.63%	6.65%	6.52%
ADR	$185.74	$—	$185.74	$177.10	$105.57	$176.94	4.88%	4.98%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$255,278	$4	$255,282	$244,322	$399	$244,721	4.48%	4.32%
RevPAR	$130.78	$—	$130.78	$125.57	$64.47	$125.37	4.15%	4.31%
Occupancy	72.68%	—%	72.68%	71.36%	82.95%	71.40%	1.85%	1.80%
ADR	$179.93	$—	$179.93	$175.96	$77.72	$175.60	2.26%	2.47%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$762,963	$—	$762,963	$678,133	$1,018	$679,151	12.51%	12.34%
RevPAR	$131.72	$—	$131.72	$117.21	$151.32	$117.25	12.38%	12.34%
Occupancy	72.33%	—%	72.33%	67.79%	143.33%	67.88%	6.70%	6.56%
ADR	$182.10	$—	$182.10	$172.90	$105.57	$172.74	5.32%	5.42%

NOTES:
(1)    The above comparable information assumes the 97 hotel properties owned and included in the Company’s operations at September 30, 2023, and not under renovation during the three months ended September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Embassy Suites Crystal City, Le Pavillon New Orleans

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$341,999	$326,065	4.89%	$1,042,613	$916,705	13.73%
Non-comparable adjustments	181	621		—	1,724
Comparable total hotel revenue	$342,180	$326,686	4.74%	$1,042,613	$918,429	13.52%

Hotel net income (loss)	$44,644	$40,944	9.04%	$143,479	$96,579	48.56%
Non-comparable adjustments	160	(783)		(88)	276
Comparable hotel net income (loss)	$44,804	$40,161	11.56%	$143,391	$96,855	48.05%
Hotel net income (loss) margin	13.05%	12.56%	0.49%	13.76%	10.54%	3.22%
Comparable hotel net income margin	13.09%	12.29%	0.80%	13.75%	10.55%	3.20%

Hotel EBITDA	$97,466	$94,892	2.71%	$305,703	$261,829	16.76%
Non-comparable adjustments	194	132		10	1,839
Comparable hotel EBITDA	$97,660	$95,024	2.77%	$305,713	$263,668	15.95%
Hotel EBITDA margin	28.50%	29.10%	(0.60)%	29.32%	28.56%	0.76%
Comparable hotel EBITDA margin	28.54%	29.09%	(0.55)%	29.32%	28.71%	0.61%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$322,625	$305,637	5.56%	$974,979	$851,960	14.44%
Non-comparable adjustments	181	621		—	1,724
Comparable total hotel revenue	$322,806	$306,258	5.40%	$974,979	$853,684	14.21%

Hotel net income (loss)	$45,671	$40,518	12.72%	$137,971	$90,521	52.42%
Non-comparable adjustments	160	(783)		(88)	276
Comparable hotel net income (loss)	$45,831	$39,735	15.34%	$137,883	$90,797	51.86%
Hotel net income (loss) margin	14.16%	13.26%	0.90%	14.15%	10.63%	3.52%
Comparable hotel net income margin	14.20%	12.97%	1.23%	14.14%	10.64%	3.50%

Hotel EBITDA	$93,685	$89,807	4.32%	$285,924	$241,806	18.25%
Non-comparable adjustments	194	132		10	1,839
Comparable hotel EBITDA	$93,879	$89,939	4.38%	$285,934	$243,645	17.36%
Hotel EBITDA margin	29.04%	29.38%	(0.34)%	29.33%	28.38%	0.95%
Comparable hotel EBITDA margin	29.08%	29.37%	(0.29)%	29.33%	28.54%	0.79%
NOTES:
(1)    The above comparable information assumes the 97 hotel properties owned and included in the Company’s operations at September 30, 2023, and not under renovation during the three months ended September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Embassy Suites Crystal City, Le Pavillon New Orleans

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2023	2023	2023	2023	2023	2023	2022	2022	2022
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$341,999	$181	$342,180	$373,749	$(105)	$373,644	$326,865	$(76)	$326,789	$315,419	$2,494	$317,913
Hotel net income (loss)	$44,644	$160	$44,804	$64,836	$(162)	$64,675	$33,999	$(86)	$33,912	$25,332	$80	$25,412
Hotel net income (loss) margin	13.05%		13.09%	17.35%		17.31%	10.40%		10.38%	8.03%		7.99%
Hotel EBITDA	$97,466	$194	$97,660	$117,477	$(123)	$117,354	$90,760	$(61)	$90,699	$84,631	$900	$85,531
Hotel EBITDA margin	28.50%		28.54%	31.43%		31.41%	27.77%		27.75%	26.83%		26.90%

Hotel net income (loss) % of total TTM	26.4%		26.5%	38.4%		38.3%	20.1%		20.1%	15.1%		15.1%
EBITDA % of total TTM	25.0%		25.0%	30.1%		30.0%	23.3%		23.2%	21.6%		21.8%

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total hotel revenue	$1,358,032	$2,494	$1,360,526
Hotel net income (loss)	$168,811	$(8)	$168,803
Hotel net income (loss) margin	12.43%		12.41%
Hotel EBITDA	$390,334	$910	$391,244
Hotel EBITDA margin	28.74%		28.76%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2023	2023	2023	2022	2022	2022	% Variance	% Variance
Atlanta, GA Area	10	1,626	$134.20	$—	$134.20	$135.99	$114.84	$133.39	(1.3)%	0.6%
Boston, MA Area	2	705	286.97	—	286.97	239.92	—	239.92	19.6%	19.6%
Dallas / Ft. Worth, TX Area	7	1,526	97.79	—	97.79	91.65	—	91.65	6.7%	6.7%
Houston, TX Area	3	692	103.47	—	103.47	93.59	—	93.59	10.6%	10.6%
Los Angeles, CA Metro Area	6	1,619	138.83	—	138.83	131.02	—	131.02	6.0%	6.0%
Miami, FL Metro Area	2	414	113.52	—	113.52	126.43	—	126.43	(10.2)%	(10.2)%
Minneapolis - St. Paul, MN Area	2	520	96.77	—	96.77	91.16	—	91.16	6.2%	6.2%
Nashville, TN Area	1	673	238.28	—	238.28	221.35	—	221.35	7.6%	7.6%
New York / New Jersey Metro Area	6	1,743	115.85	—	115.85	101.75	—	101.75	13.9%	13.9%
Orlando, FL Area	2	524	99.14	—	99.14	103.34	—	103.34	(4.1)%	(4.1)%
Philadelphia, PA Area	3	648	101.60	—	101.60	102.64	—	102.64	(1.0)%	(1.0)%
San Diego, CA Area	2	410	169.71	—	169.71	162.45	—	162.45	4.5%	4.5%
San Francisco - Oakland, CA Metro Area	7	1,547	126.30	—	126.30	137.57	—	137.57	(8.2)%	(8.2)%
Tampa, FL Area	2	571	113.09	—	113.09	102.59	—	102.59	10.2%	10.2%
Washington D.C. - MD - VA Area	9	2,426	139.21	—	139.21	127.38	—	127.38	9.3%	9.3%
Other Areas	36	6,672	124.01	—	124.02	124.56	(140.35)	124.25	(0.4)%	(0.2)%
Total Portfolio	100	22,316	$131.67	$—	$131.67	$126.80	$64.47	$126.61	3.8%	4.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2023	2023	2023	2022	2022	2022	% Variance	% Variance
Atlanta, GA Area	10	1,626	$137.16	$—	$137.16	$125.99	$99.24	$122.70	8.9%	11.8%
Boston, MA Area	2	705	241.72	—	241.72	194.84	—	194.84	24.1%	24.1%
Dallas / Ft. Worth, TX Area	7	1,526	110.15	—	110.15	96.36	—	96.36	14.3%	14.3%
Houston, TX Area	3	692	108.91	—	108.91	93.91	—	93.91	16.0%	16.0%
Los Angeles, CA Metro Area	6	1,619	144.86	—	144.86	131.26	—	131.26	10.4%	10.4%
Miami, FL Metro Area	2	414	168.58	—	168.58	166.52	—	166.52	1.2%	1.2%
Minneapolis - St. Paul, MN Area	2	520	77.38	—	77.38	65.53	—	65.53	18.1%	18.1%
Nashville, TN Area	1	673	235.79	—	235.79	217.94	—	217.94	8.2%	8.2%
New York / New Jersey Metro Area	6	1,743	100.74	—	100.74	83.29	—	83.29	21.0%	21.0%
Orlando, FL Area	2	524	125.93	—	125.93	115.74	—	115.74	8.8%	8.8%
Philadelphia, PA Area	3	648	96.27	—	96.27	92.67	—	92.67	3.9%	3.9%
San Diego, CA Area	2	410	149.57	—	149.57	137.44	—	137.44	8.8%	8.8%
San Francisco - Oakland, CA Metro Area	7	1,547	122.87	—	122.87	111.10	—	111.10	10.6%	10.6%
Tampa, FL Area	2	571	149.36	—	149.36	125.74	—	125.74	18.8%	18.8%
Washington D.C. - MD - VA Area	9	2,426	148.78	—	148.78	121.19	—	121.19	22.8%	22.8%
Other Areas	36	6,672	126.55	—	126.55	119.10	(91.92)	119.82	6.3%	5.6%
Total Portfolio	100	22,316	$133.81	$—	$133.81	$119.63	$151.32	$119.66	11.9%	11.8%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$1,932	$—	$1,932	4.3%	$2,153	$32	$2,185	5.4%	(10.3)%	(11.6)%
Boston, MA Area	2	705	4,568	—	4,568	10.2%	3,241	—	3,241	8.1%	40.9%	40.9%
Dallas / Ft. Worth, TX Area	7	1,526	1,435	—	1,435	3.2%	1,436	—	1,436	3.6%	(0.1)%	(0.1)%
Houston, TX Area	3	692	1,014	—	1,014	2.3%	523	—	523	1.3%	93.9%	93.9%
Los Angeles, CA Metro Area	6	1,619	3,911	—	3,911	8.7%	2,633	—	2,633	6.6%	48.5%	48.5%
Miami, FL Metro Area	2	414	(639)	—	(639)	(1.4)%	(641)	—	(641)	(1.6)%	0.3%	0.3%
Minneapolis - St. Paul, MN Area	2	520	678	—	678	1.5%	584	—	584	1.5%	16.1%	16.1%
Nashville, TN Area	1	673	6,252	—	6,252	14.0%	5,386	—	5,386	13.4%	16.1%	16.1%
New York / New Jersey Metro Area	6	1,743	2,717	—	2,717	6.1%	948	—	948	2.4%	186.6%	186.6%
Orlando, FL Area	2	524	(91)	—	(91)	(0.2)%	(315)	—	(315)	(0.8)%	71.1%	71.1%
Philadelphia, PA Area	3	648	463	—	463	1.0%	350	—	350	0.9%	32.3%	32.3%
San Diego, CA Area	2	410	1,860	—	1,860	4.2%	1,823	—	1,823	4.5%	2.0%	2.0%
San Francisco - Oakland, CA Metro Area	7	1,547	1,526	—	1,526	3.4%	2,546	—	2,546	6.3%	(40.1)%	(40.1)%
Tampa, FL Area	2	571	724	—	724	1.6%	402	—	402	1.0%	80.1%	80.1%
Washington D.C. - MD - VA Area	9	2,426	5,876	—	5,876	13.1%	3,711	218	3,929	9.8%	58.3%	49.6%
Other Areas	36	6,672	12,418	160	12,578	28.0%	16,164	(1,033)	15,131	37.6%	(23.2)%	(16.9)%
Total Portfolio	100	22,316	$44,644	$160	$44,804	100.0%	$40,944	$(783)	$40,161	100.0%	9.0%	11.6%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$7,078	$—	$7,078	4.9%	$4,078	$(213)	$3,865	4.0%	73.6%	83.1%
Boston, MA Area	2	705	7,036	—	7,036	4.9%	4,568	—	4,568	4.7%	54.0%	54.0%
Dallas / Ft. Worth, TX Area	7	1,526	8,199	—	8,199	5.7%	4,881	—	4,881	5.0%	68.0%	68.0%
Houston, TX Area	3	692	3,329	—	3,329	2.3%	1,420	—	1,420	1.5%	134.4%	134.4%
Los Angeles, CA Metro Area	6	1,619	15,188	—	15,188	10.6%	9,892	—	9,892	10.2%	53.5%	53.5%
Miami, FL Metro Area	2	414	3,523	—	3,523	2.5%	2,811	—	2,811	2.9%	25.3%	25.3%
Minneapolis - St. Paul, MN Area	2	520	(249)	—	(249)	(0.2)%	(1,469)	—	(1,469)	(1.5)%	83.0%	83.0%
Nashville, TN Area	1	673	18,114	—	18,114	12.6%	15,775	—	15,775	16.3%	14.8%	14.8%
New York / New Jersey Metro Area	6	1,743	3,315	—	3,315	2.3%	(3,552)	—	(3,552)	(3.7)%	193.3%	193.3%
Orlando, FL Area	2	524	2,755	—	2,755	1.9%	1,219	—	1,219	1.3%	126.0%	126.0%
Philadelphia, PA Area	3	648	322	—	322	0.2%	298	—	298	0.3%	8.1%	8.1%
San Diego, CA Area	2	410	4,079	—	4,079	2.8%	3,855	—	3,855	4.0%	5.8%	5.8%
San Francisco - Oakland, CA Metro Area	7	1,547	2,796	—	2,796	1.9%	529	—	529	0.5%	428.5%	428.5%
Tampa, FL Area	2	571	7,126	—	7,126	5.0%	3,844	—	3,844	4.0%	85.4%	85.4%
Washington D.C. - MD - VA Area	9	2,426	19,980	—	19,980	13.9%	9,080	218	9,298	9.6%	120.0%	114.9%
Other Areas	36	6,672	40,888	(88)	40,800	28.7%	39,350	271	39,621	40.9%	3.9%	3.0%
Total Portfolio	100	22,316	$143,479	$(88)	$143,391	100.0%	$96,579	$276	$96,855	100.0%	48.6%	48.0%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$6,242	$—	$6,242	6.4%	$6,031	$972	$7,003	7.4%	3.5%	(10.9)%
Boston, MA Area	2	705	9,050	—	9,050	9.3%	7,067	—	7,067	7.4%	28.1%	28.1%
Dallas / Ft. Worth, TX Area	7	1,526	5,315	—	5,315	5.4%	5,400	—	5,400	5.7%	(1.6)%	(1.6)%
Houston, TX Area	3	692	2,393	—	2,393	2.5%	1,767	—	1,767	1.9%	35.4%	35.4%
Los Angeles, CA Metro Area	6	1,619	7,599	—	7,599	7.8%	5,281	—	5,281	5.6%	43.9%	43.9%
Miami, FL Metro Area	2	414	726	—	726	0.7%	1,014	—	1,014	1.1%	(28.4)%	(28.4)%
Minneapolis - St. Paul, MN Area	2	520	1,474	—	1,474	1.5%	1,393	—	1,393	1.5%	5.8%	5.8%
Nashville, TN Area	1	673	8,649	—	8,649	8.9%	7,489	—	7,489	7.9%	15.5%	15.5%
New York / New Jersey Metro Area	6	1,743	6,646	—	6,646	6.8%	5,115	—	5,115	5.4%	29.9%	29.9%
Orlando, FL Area	2	524	967	—	967	1.0%	1,144	—	1,144	1.2%	(15.5)%	(15.5)%
Philadelphia, PA Area	3	648	1,206	—	1,206	1.2%	1,466	—	1,466	1.5%	(17.7)%	(17.7)%
San Diego, CA Area	2	410	2,465	—	2,465	2.5%	2,467	—	2,467	2.6%	(0.1)%	(0.1)%
San Francisco - Oakland, CA Metro Area	7	1,547	5,131	—	5,131	5.3%	6,587	—	6,587	6.9%	(22.1)%	(22.1)%
Tampa, FL Area	2	571	1,632	—	1,632	1.7%	1,532	—	1,532	1.6%	6.5%	6.5%
Washington D.C. - MD - VA Area	9	2,426	11,317	—	11,317	11.6%	10,925	219	11,144	11.7%	3.6%	1.6%
Other Areas	36	6,672	26,654	194	26,848	27.4%	30,214	(1,059)	29,155	30.6%	(11.8)%	(7.9)%
Total Portfolio	100	22,316	$97,466	$194	$97,660	100.0%	$94,892	$132	$95,024	100.0%	2.7%	2.8%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	10	1,626	$20,459	$—	$20,459	6.7%	$15,614	$2,614	$18,228	6.9%	31.0%	12.2%
Boston, MA Area	2	705	20,175	—	20,175	6.6%	15,196	—	15,196	5.8%	32.8%	32.8%
Dallas / Ft. Worth, TX Area	7	1,526	19,867	—	19,867	6.5%	16,962	—	16,962	6.4%	17.1%	17.1%
Houston, TX Area	3	692	7,782	—	7,782	2.5%	5,427	—	5,427	2.1%	43.4%	43.4%
Los Angeles, CA Metro Area	6	1,619	23,698	—	23,698	7.8%	19,084	—	19,084	7.2%	24.2%	24.2%
Miami, FL Metro Area	2	414	7,740	—	7,740	2.5%	7,576	—	7,576	2.9%	2.2%	2.2%
Minneapolis - St. Paul, MN Area	2	520	2,192	—	2,192	0.7%	1,060	—	1,060	0.4%	106.8%	106.8%
Nashville, TN Area	1	673	25,666	—	25,666	8.4%	23,379	—	23,379	8.9%	9.8%	9.8%
New York / New Jersey Metro Area	6	1,743	15,512	—	15,512	5.1%	9,286	—	9,286	3.5%	67.0%	67.0%
Orlando, FL Area	2	524	5,918	—	5,918	1.9%	5,392	—	5,392	2.0%	9.8%	9.8%
Philadelphia, PA Area	3	648	3,382	—	3,382	1.1%	3,470	—	3,470	1.3%	(2.5)%	(2.5)%
San Diego, CA Area	2	410	5,947	—	5,947	1.9%	5,824	—	5,824	2.2%	2.1%	2.1%
San Francisco - Oakland, CA Metro Area	7	1,547	14,598	—	14,598	4.8%	12,687	—	12,687	4.8%	15.1%	15.1%
Tampa, FL Area	2	571	9,946	—	9,946	3.3%	7,468	—	7,468	2.8%	33.2%	33.2%
Washington D.C. - MD - VA Area	9	2,426	39,053	—	39,053	12.8%	30,186	218	30,404	11.5%	29.4%	28.4%
Other Areas	36	6,672	83,768	10	83,778	27.4%	83,218	(993)	82,225	31.3%	0.7%	1.9%
Total Portfolio	100	22,316	$305,703	$10	$305,713	100.0%	$261,829	$1,839	$263,668	100.0%	16.8%	15.9%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2023
(in thousands, except share price)
(unaudited)

September 30, 2023
Common stock shares outstanding	34,513
Partnership units outstanding	2,063
Combined common stock shares and partnership units outstanding	36,576
Common stock price	$2.39
Market capitalization	$87,417
Series D cumulative preferred stock	$29,361
Series F cumulative preferred stock	$31,276
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$32,710
Series I cumulative preferred stock	$31,323
Series J redeemable preferred stock	$65,720
Series K redeemable preferred stock	$3,856
Indebtedness	$3,591,235
Net working capital (see below)	$(270,962)
Total enterprise value (TEV)	$3,640,236

Cash and cash equivalents	$184,737
Restricted cash	$157,903
Accounts receivable, net	$73,940
Prepaid expenses	$15,325
Due from third-party hotel managers, net	$23,011
Total current assets	$454,916

Accounts payable, net & accrued expenses	$175,771
Dividends and distributions payable	$3,568
Due to affiliates, net	$4,615
Total current liabilities	$183,954

Net working capital	$270,962

Amounts include assets held for sale and liabilities associated with assets held for sale.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Crowne Plaza La Concha Key West	160		x	x	x
Embassy Suites Crystal City	269			x
Hampton Inn Evansville	140	x
Le Pavillon New Orleans	226			x	x
Marriott Sugar Land	300
Residence Inn Hartford Manchester	96				x
Residence Inn Phoenix Airport	200	x
Ritz-Carlton Atlanta	444		x
SpringHill Suites Buford Mall of Georgia	97	x
Total		3	2	3	3
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2023	2023	2022	September 30, 2023
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$44,644	$64,836	$33,999	$25,332	$168,811
Non-property adjustments	(33)	(9)	(8)	(127)	(177)
Interest income	(383)	(248)	(100)	(97)	(828)
Interest expense	4,234	5,137	5,580	4,559	19,510
Amortization of loan costs	219	262	282	358	1,121
Depreciation and amortization	45,905	47,065	47,684	49,181	189,835
Income tax expense (benefit)	89	66	22	53	230
Non-hotel EBITDA ownership expense	2,791	368	3,301	5,372	11,832
Hotel EBITDA including amounts attributable to noncontrolling interest	97,466	117,477	90,760	84,631	390,334
Non-comparable adjustments	194	(123)	(61)	900	910
Comparable hotel EBITDA	$97,660	$117,354	$90,699	$85,531	$391,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$45,671	$(1,027)	$44,644	$5,130	$(114,225)	$(64,451)
Non-property adjustments	(33)	—	(33)	(6,389)	6,422	—
Interest income	(327)	(56)	(383)	—	383	—
Interest expense	3,359	875	4,234	—	91,897	96,131
Amortization of loan cost	185	34	219	—	3,030	3,249
Depreciation and amortization	42,037	3,868	45,905	—	49	45,954
Income tax expense (benefit)	89	—	89	—	38	127
Non-hotel EBITDA ownership expense	2,704	87	2,791	3	(2,794)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	93,685	3,781	97,466	(1,256)	(15,200)	81,010
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	138	138
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	217	217
Hotel EBITDA attributable to the Company and OP unitholders	$93,685	$3,781	$97,466	$(1,256)	$(14,845)	$81,365
Non-comparable adjustments	194	—	194
Comparable hotel EBITDA	$93,879	$3,781	$97,660
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Embassy Suites Crystal City, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$64,836	$(46)	$(89,745)	$(24,955)
Non-property adjustments	(9)	—	9	—
Interest income	(248)	—	248	—
Interest expense	5,137	—	80,839	85,976
Amortization of loan cost	262	—	3,352	3,614
Depreciation and amortization	47,065	41	48	47,154
Income tax expense (benefit)	66	—	1,996	2,062
Non-hotel EBITDA ownership expense	368	6	(374)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	117,477	1	(3,627)	113,851
Equity in (earnings) loss of unconsolidated entities	—	—	181	181
Company's portion of EBITDA of unconsolidated entities	—	—	157	157
Hotel EBITDA attributable to the Company and OP unitholders	$117,477	$1	$(3,289)	$114,189
Non-comparable adjustments	(123)
Comparable hotel EBITDA	$117,354
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$33,999	$46	$(95,567)	$(61,522)
Non-property adjustments	(8)	—	8	—
Interest income	(100)	—	100	—
Interest expense	5,580	—	73,164	78,744
Amortization of loan cost	282	—	2,489	2,771
Depreciation and amortization	47,684	123	48	47,855
Income tax expense (benefit)	22	—	199	221
Non-hotel EBITDA ownership expense	3,301	9	(3,310)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	90,760	178	(22,869)	68,069
Equity in (earnings) loss of unconsolidated entities	—	—	396	396
Company's portion of EBITDA of unconsolidated entities	—	—	(69)	(69)
Hotel EBITDA attributable to the Company and OP unitholders	$90,760	$178	$(22,542)	$68,396
Non-comparable adjustments	(61)
Comparable hotel EBITDA	$90,699
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$25,332	$(5)	$(82,014)	$(56,687)
Non-property adjustments	(127)	—	127	—
Interest income	(97)	—	97	—
Interest expense	4,559	—	67,103	71,662
Amortization of loan cost	358	—	2,000	2,358
Depreciation and amortization	49,181	124	48	49,353
Income tax expense (benefit)	53	—	(4,057)	(4,004)
Non-hotel EBITDA ownership expense	5,372	22	(5,394)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	84,631	141	(22,090)	62,682
Equity in (earnings) loss of unconsolidated entities	—	—	353	353
Company's portion of EBITDA of unconsolidated entities	—	—	(222)	(222)
Hotel EBITDA attributable to the Company and OP unitholders	$84,631	$141	$(21,959)	$62,813
Non-comparable adjustments	900
Comparable hotel EBITDA	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$40,518	$426	$40,944	$(30)	$(63,237)	$(22,323)
Non-property adjustments	1	—	1	—	(1)	—
Interest income	(39)	(8)	(47)	—	47	—
Interest expense	3,067	489	3,556	—	54,955	58,511
Amortization of loan cost	340	107	447	—	2,065	2,512
Depreciation and amortization	45,236	4,020	49,256	122	50	49,428
Income tax expense (benefit)	116	—	116	—	4,541	4,657
Non-hotel EBITDA ownership expense	568	51	619	9	(628)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	89,807	5,085	94,892	101	(2,208)	92,785
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	147	147
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(148)	(148)
Hotel EBITDA attributable to the Company and OP unitholders	$89,807	$5,085	$94,892	$101	$(2,209)	$92,784
Non-comparable adjustments	132	—	132
Comparable hotel EBITDA	$89,939	$5,085	$95,024
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Embassy Suites Crystal City, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$137,971	$5,508	$143,479	$5,130	$(299,539)	$(150,930)
Non-property adjustments	(50)	—	(50)	(6,389)	6,439	—
Interest income	(614)	(117)	(731)	—	731	—
Interest expense	12,449	2,502	14,951	—	245,900	260,851
Amortization of loan cost	663	100	763	—	8,871	9,634
Depreciation and amortization	129,115	11,539	140,654	164	145	140,963
Income tax expense (benefit)	177	—	177	—	2,233	2,410
Non-hotel EBITDA ownership expense	6,213	247	6,460	18	(6,478)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	285,924	19,779	305,703	(1,077)	(41,698)	262,928
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	715	715
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	305	305
Hotel EBITDA attributable to the Company and OP unitholders	$285,924	$19,779	$305,703	$(1,077)	$(40,678)	$263,948
Non-comparable adjustments	10	—	10
Comparable hotel EBITDA	$285,934	$19,779	$305,713
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Embassy Suites Crystal City, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$90,521	$6,058	$96,579	$696	$(181,646)	$(84,371)
Non-property adjustments	14	—	14	(273)	259	—
Interest income	(90)	(12)	(102)	(1)	103	—
Interest expense	7,345	1,126	8,471	—	137,190	145,661
Amortization of loan cost	1,014	315	1,329	—	5,985	7,314
Depreciation and amortization	139,586	12,334	151,920	377	147	152,444
Income tax expense (benefit)	215	—	215	—	10,125	10,340
Non-hotel EBITDA ownership expense	3,201	202	3,403	46	(3,449)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	241,806	20,023	261,829	845	(31,286)	231,388
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	451	451
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(452)	(452)
Hotel EBITDA attributable to the Company and OP unitholders	$241,806	$20,023	$261,829	$845	$(31,287)	$231,387
Non-comparable adjustments	1,839	—	1,839
Comparable hotel EBITDA	$243,645	$20,023	$263,668
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Embassy Suites Crystal City, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,932	$4,568	$1,435	$1,014	$3,911	$(639)	$678	$6,252	$2,717
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(37)	(52)	(5)	—	(37)	(10)	—	(14)	(16)
Interest expense	818	2,321	—	—	—	—	—	—	—
Amortization of loan costs	6	141	—	—	—	—	—	—	—
Depreciation and amortization	3,456	2,016	3,755	1,286	2,491	1,270	754	2,432	3,819
Income tax expense (benefit)	—	—	—	—	—	—	—	26	—
Non-hotel EBITDA ownership expense	67	56	130	93	1,234	105	42	(47)	126
Hotel EBITDA including amounts attributable to noncontrolling interest	6,242	9,050	5,315	2,393	7,599	726	1,474	8,649	6,646
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,242	$9,050	$5,315	$2,393	$7,599	$726	$1,474	$8,649	$6,646

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(91)	$463	$1,860	$1,526	$724	$5,876	$12,418	$44,644
Non-property adjustments	—	—	—	—	—	—	(33)	(33)
Interest income	(19)	(8)	(17)	(11)	—	(116)	(41)	(383)
Interest expense	—	—	—	220	—	—	875	4,234
Amortization of loan costs	—	—	—	39	—	—	33	219
Depreciation and amortization	1,033	743	590	3,298	905	5,460	12,597	45,905
Income tax expense (benefit)	—	—	—	—	—	—	63	89
Non-hotel EBITDA ownership expense	44	8	32	59	3	97	742	2,791
Hotel EBITDA including amounts attributable to noncontrolling interest	967	1,206	2,465	5,131	1,632	11,317	26,654	97,466
Non-comparable adjustments	—	—	—	—	—	—	194	194
Comparable hotel EBITDA	$967	$1,206	$2,465	$5,131	$1,632	$11,317	$26,848	$97,660
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,153	$3,241	$1,436	$523	$2,633	$(641)	$584	$5,386	$948
Non-property adjustments	—	—	—	—	—	—	—	(18)	—
Interest income	(1)	—	(1)	—	(4)	—	—	—	(1)
Interest expense	184	1,506	—	—	—	—	—	—	—
Amortization of loan costs	8	134	—	—	—	—	—	—	—
Depreciation and amortization	3,627	2,168	3,880	1,190	2,891	1,552	793	2,522	4,044
Income tax expense (benefit)	—	—	—	—	—	—	—	20	—
Non-hotel EBITDA ownership expense	60	18	85	54	(239)	103	16	(421)	124
Hotel EBITDA including amounts attributable to noncontrolling interest	6,031	7,067	5,400	1,767	5,281	1,014	1,393	7,489	5,115
Non-comparable adjustments	972	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,003	$7,067	$5,400	$1,767	$5,281	$1,014	$1,393	$7,489	$5,115

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(315)	$350	$1,823	$2,546	$402	$3,711	$16,164	$40,944
Non-property adjustments	—	—	—	—	—	—	19	1
Interest income	(5)	(1)	(2)	(13)	—	(9)	(10)	(47)
Interest expense	—	—	—	227	—	839	800	3,556
Amortization of loan costs	—	—	—	38	—	67	200	447
Depreciation and amortization	1,260	1,091	614	3,634	1,057	6,167	12,766	49,256
Income tax expense (benefit)	—	—	—	—	—	—	96	116
Non-hotel EBITDA ownership expense	204	26	32	155	73	150	179	619
Hotel EBITDA including amounts attributable to noncontrolling interest	1,144	1,466	2,467	6,587	1,532	10,925	30,214	94,892
Non-comparable adjustments	—	—	—	—	—	219	(1,059)	132
Comparable hotel EBITDA	$1,144	$1,466	$2,467	$6,587	$1,532	$11,144	$29,155	$95,024
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$7,078	$7,036	$8,199	$3,329	$15,188	$3,523	$(249)	$18,114	$3,315
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(76)	(95)	(12)	—	(78)	(18)	—	(14)	(32)
Interest expense	2,407	6,577	—	—	—	—	—	—	—
Amortization of loan costs	17	417	—	—	—	—	—	—	—
Depreciation and amortization	10,678	6,093	11,463	3,790	7,633	4,100	2,298	7,468	11,808
Income tax expense (benefit)	—	—	—	—	—	—	—	74	—
Non-hotel EBITDA ownership expense	355	147	217	663	955	135	143	24	421
Hotel EBITDA including amounts attributable to noncontrolling interest	20,459	20,175	19,867	7,782	23,698	7,740	2,192	25,666	15,512
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$20,459	$20,175	$19,867	$7,782	$23,698	$7,740	$2,192	$25,666	$15,512

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,755	$322	$4,079	$2,796	$7,126	$19,980	$40,888	$143,479
Non-property adjustments	—	—	—	—	—	23	(73)	(50)
Interest income	(52)	(17)	(37)	(39)	—	(174)	(87)	(731)
Interest expense	—	—	—	656	—	1,943	3,368	14,951
Amortization of loan costs	—	—	—	115	—	114	100	763
Depreciation and amortization	3,228	2,606	1,775	10,107	2,775	16,939	37,893	140,654
Income tax expense (benefit)	—	—	—	—	—	—	103	177
Non-hotel EBITDA ownership expense	(13)	471	130	963	45	228	1,576	6,460
Hotel EBITDA including amounts attributable to noncontrolling interest	5,918	3,382	5,947	14,598	9,946	39,053	83,768	305,703
Non-comparable adjustments	—	—	—	—	—	—	10	10
Comparable hotel EBITDA	$5,918	$3,382	$5,947	$14,598	$9,946	$39,053	$83,778	$305,713
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$4,078	$4,568	$4,881	$1,420	$9,892	$2,811	$(1,469)	$15,775	$(3,552)
Non-property adjustments	—	—	—	—	—	—	—	(18)	—
Interest income	(1)	(10)	(2)	—	(11)	—	—	—	(11)
Interest expense	407	3,605	—	—	—	—	—	—	—
Amortization of loan costs	24	399	—	—	—	—	—	—	—
Depreciation and amortization	11,146	6,601	11,814	3,548	9,146	4,592	2,466	7,540	12,200
Income tax expense (benefit)	—	—	—	—	—	—	—	42	—
Non-hotel EBITDA ownership expense	(40)	33	269	459	57	173	63	40	649
Hotel EBITDA including amounts attributable to noncontrolling interest	15,614	15,196	16,962	5,427	19,084	7,576	1,060	23,379	9,286
Non-comparable adjustments	2,614	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$18,228	$15,196	$16,962	$5,427	$19,084	$7,576	$1,060	$23,379	$9,286

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,219	$298	$3,855	$529	$3,844	$9,080	$39,350	$96,579
Non-property adjustments	—	—	—	—	—	—	32	14
Interest income	(8)	(1)	(3)	(17)	—	(18)	(20)	(102)
Interest expense	—	—	—	677	—	1,846	1,936	8,471
Amortization of loan costs	—	—	—	113	—	197	596	1,329
Depreciation and amortization	3,964	3,485	1,882	10,989	3,473	18,893	40,181	151,920
Income tax expense (benefit)	—	—	—	—	—	—	173	215
Non-hotel EBITDA ownership expense	217	(312)	90	396	151	188	970	3,403
Hotel EBITDA including amounts attributable to noncontrolling interest	5,392	3,470	5,824	12,687	7,468	30,186	83,218	261,829
Non-comparable adjustments	—	—	—	—	—	218	(993)	1,839
Comparable hotel EBITDA	$5,392	$3,470	$5,824	$12,687	$7,468	$30,404	$82,225	$263,668
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$6,500	$1,920	$7,360	$20,915	$5,197	$4,227	$49,240	$23,949	$13,908	$3,737	$839
Non-property adjustments	—	—	(76)	—	—	(25)	(203)	(32)	—	—	—
Interest income	(100)	(48)	(19)	—	—	(32)	(183)	(115)	(202)	(52)	—
Interest expense	—	—	—	—	—	—	—	—	3	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,839	6,130	12,114	6,463	12,318	13,550	49,315	18,765	17,390	4,364	2,255
Income tax expense (benefit)	—	—	—	—	1	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	307	308	413	495	1,076	427	4,729	1,842	1,083	86	51
Hotel EBITDA including amounts attributable to noncontrolling interest	13,546	8,310	19,792	27,873	18,592	18,147	102,898	44,409	32,182	8,135	3,145
Non-comparable adjustments	—	—	—	—	(2)	—	—	—	—	—	—
Comparable hotel EBITDA	$13,546	$8,310	$19,792	$27,873	$18,590	$18,147	$102,898	$44,409	$32,182	$8,135	$3,145

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$564	$25,721	$(619)	$152	$(700)	$2,051	$8,471	$(31)	$(6,713)	$690	$815
Non-property adjustments	—	(6)	24	—	—	—	—	—	272	—	—
Interest income	—	(14)	—	—	—	—	(63)	—	—	—	—
Interest expense	—	—	4,323	—	1,145	8,445	—	—	3,133	—	—
Amortization of loan costs	—	—	181	—	26	552	—	—	209	—	—
Depreciation and amortization	960	12,792	5,057	349	1,512	4,770	6,554	1,319	3,722	367	397
Income tax expense (benefit)	—	90	—	—	—	—	—	—	—	47	92
Non-hotel EBITDA ownership expense	231	219	82	18	12	136	54	16	103	5	4
Hotel EBITDA including amounts attributable to noncontrolling interest	1,755	38,802	9,048	519	1,995	15,954	15,016	1,304	726	1,109	1,308
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,755	$38,802	$9,048	$519	$1,995	$15,954	$15,016	$1,304	$726	$1,109	$1,308

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(424)	$98	$944	$168,811
Non-property adjustments	—	(132)	1	(177)
Interest income	—	—	—	(828)
Interest expense	881	—	1,580	19,510
Amortization of loan costs	153	—	—	1,121
Depreciation and amortization	2,110	(3)	426	189,835
Income tax expense (benefit)	—	—	—	230
Non-hotel EBITDA ownership expense	114	(2)	23	11,832
Hotel EBITDA including amounts attributable to noncontrolling interest	2,834	(39)	2,974	390,334
Non-comparable adjustments	—	39	873	910
Comparable hotel EBITDA	$2,834	$—	$3,847	$391,244
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$835	$792	$1,665	$6,775	$4,112	$1,350	$11,860	$5,036	$1,707	$150	$335
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(40)	(18)	(10)	—	—	(16)	(97)	(46)	(58)	(21)	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,700	1,504	2,747	1,364	2,911	3,286	11,893	4,669	4,334	1,043	586
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	28	132	81	139	(136)	130	600	544	1,004	47	16
Hotel EBITDA including amounts attributable to noncontrolling interest	2,523	2,410	4,483	8,278	6,887	4,750	24,256	10,203	6,987	1,219	937
Non-comparable adjustments	—	—	—	—	189	—	—	—	—	—	—
Comparable hotel EBITDA	$2,523	$2,410	$4,483	$8,278	$7,076	$4,750	$24,256	$10,203	$6,987	$1,219	$937

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$172	$6,961	$1,054	$(226)	$(358)	$2,162	$1,580	$(74)	$(2,663)	$263	$301
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	(14)	—	—	—	—	(63)	—	—	—	—
Interest expense	—	—	—	—	315	2,321	—	—	875	—	—
Amortization of loan costs	—	—	—	—	6	140	—	—	34	—	—
Depreciation and amortization	237	3,055	1,314	84	352	1,177	1,545	282	968	91	98
Income tax expense (benefit)	—	26	—	—	—	—	—	—	—	25	38
Non-hotel EBITDA ownership expense	14	(38)	56	10	2	65	4	5	55	(2)	(1)
Hotel EBITDA including amounts attributable to noncontrolling interest	423	9,990	2,424	(132)	317	5,865	3,066	213	(731)	377	436
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$423	$9,990	$2,424	$(132)	$317	$5,865	$3,066	$213	$(731)	$377	$436

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$483	$31	$341	$44,644
Non-property adjustments	—	(33)	—	(33)
Interest income	—	—	—	(383)
Interest expense	220	—	503	4,234
Amortization of loan costs	39	—	—	219
Depreciation and amortization	532	—	133	45,905
Income tax expense (benefit)	—	—	—	89
Non-hotel EBITDA ownership expense	25	—	11	2,791
Hotel EBITDA including amounts attributable to noncontrolling interest	1,299	(2)	988	97,466
Non-comparable adjustments	—	2	3	194
Comparable hotel EBITDA	$1,299	$—	$991	$97,660
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,028	$1,328	$2,437	$6,336	$3,486	$1,543	$19,043	$7,798	$5,123	$1,256	$319
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(28)	(12)	(6)	—	—	(10)	(86)	(34)	(56)	(16)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,741	1,528	3,018	1,429	3,016	3,366	12,188	4,690	4,343	1,087	619
Income tax expense (benefit)	—	—	—	—	1	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	47	(25)	70	56	191	63	180	82	(213)	(58)	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,788	2,819	5,519	7,821	6,694	4,962	31,325	12,536	9,198	2,269	947
Non-comparable adjustments	—	—	—	—	(111)	—	—	—	—	—	—
Comparable hotel EBITDA	$3,788	$2,819	$5,519	$7,821	$6,583	$4,962	$31,325	$12,536	$9,198	$2,269	$947

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$67	$8,159	$737	$120	$(55)	$2,588	$3,353	$61	$(1,662)	$225	$283
Non-property adjustments	—	—	24	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,101	—	302	2,181	—	—	831	—	—
Amortization of loan costs	—	—	46	—	6	139	—	—	33	—	—
Depreciation and amortization	233	3,217	1,282	85	383	1,175	1,592	304	927	90	89
Income tax expense (benefit)	—	27	—	—	—	—	—	—	—	9	29
Non-hotel EBITDA ownership expense	(7)	31	(26)	4	(101)	34	7	4	10	2	2
Hotel EBITDA including amounts attributable to noncontrolling interest	293	11,434	3,164	209	535	6,117	4,952	369	139	326	403
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$293	$11,434	$3,164	$209	$535	$6,117	$4,952	$369	$139	$326	$403

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(47)	$49	$261	$64,836
Non-property adjustments	—	(33)	—	(9)
Interest income	—	—	—	(248)
Interest expense	219	—	502	5,137
Amortization of loan costs	38	—	—	262
Depreciation and amortization	531	—	132	47,065
Income tax expense (benefit)	—	—	—	66
Non-hotel EBITDA ownership expense	—	(5)	11	368
Hotel EBITDA including amounts attributable to noncontrolling interest	741	11	906	117,477
Non-comparable adjustments	—	(11)	(1)	(123)
Comparable hotel EBITDA	$741	$—	$905	$117,354
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,807	$(231)	$2,568	$4,336	$(1,526)	$(34)	$11,888	$6,919	$3,497	$1,548	$122
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(18)	(9)	(2)	—	—	(3)	—	(19)	(41)	(8)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,697	1,533	3,119	1,834	3,127	3,389	12,376	4,527	4,310	1,104	560
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	55	93	44	58	796	70	699	714	212	11	13
Hotel EBITDA including amounts attributable to noncontrolling interest	4,541	1,386	5,729	6,228	2,397	3,422	24,963	12,141	7,979	2,655	695
Non-comparable adjustments	—	—	—	—	(80)	—	—	—	—	—	—
Comparable hotel EBITDA	$4,541	$1,386	$5,729	$6,228	$2,317	$3,422	$24,963	$12,141	$7,979	$2,655	$695

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$311	$5,381	$(1,888)	$21	$(216)	$(2,195)	$1,927	$84	$(1,366)	$87	$100
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,705	—	281	2,075	—	—	796	—	—
Amortization of loan costs	—	—	68	—	6	137	—	—	33	—	—
Depreciation and amortization	229	3,247	1,245	87	390	1,189	1,652	338	910	89	94
Income tax expense (benefit)	—	22	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	216	117	16	2	50	19	14	3	22	3	3
Hotel EBITDA including amounts attributable to noncontrolling interest	756	8,767	1,146	110	511	1,225	3,593	425	395	179	197
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$756	$8,767	$1,146	$110	$511	$1,225	$3,593	$425	$395	$179	$197

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(444)	$(9)	$312	$33,999
Non-property adjustments	—	(8)	—	(8)
Interest income	—	—	—	(100)
Interest expense	217	—	505	5,580
Amortization of loan costs	38	—	—	282
Depreciation and amortization	507	(5)	136	47,684
Income tax expense (benefit)	—	—	—	22
Non-hotel EBITDA ownership expense	68	3	—	3,301
Hotel EBITDA including amounts attributable to noncontrolling interest	386	(19)	953	90,760
Non-comparable adjustments	—	19	—	(61)
Comparable hotel EBITDA	$386	$—	$953	$90,699
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$830	$31	$690	$3,468	$(875)	$1,368	$6,449	$4,196	$3,581	$783	$63
Non-property adjustments	—	—	(76)	—	—	(25)	(203)	(32)	—	—	—
Interest income	(14)	(9)	(1)	—	—	(3)	—	(16)	(47)	(7)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,701	1,565	3,230	1,836	3,264	3,509	12,858	4,879	4,403	1,130	490
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	177	108	218	242	225	164	3,250	502	80	86	13
Hotel EBITDA including amounts attributable to noncontrolling interest	2,694	1,695	4,061	5,546	2,614	5,013	22,354	9,529	8,018	1,992	566
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,694	$1,695	$4,061	$5,546	$2,614	$5,013	$22,354	$9,529	$8,018	$1,992	$566

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$14	$5,220	$(522)	$237	$(71)	$(504)	$1,611	$(102)	$(1,022)	$115	$131
Non-property adjustments	—	(6)	—	—	—	—	—	—	272	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,517	—	247	1,868	—	—	631	—	—
Amortization of loan costs	—	—	67	—	8	136	—	—	109	—	—
Depreciation and amortization	261	3,273	1,216	93	387	1,229	1,765	395	917	97	116
Income tax expense (benefit)	—	15	—	—	—	—	—	—	—	13	25
Non-hotel EBITDA ownership expense	8	109	36	2	61	18	29	4	16	2	—
Hotel EBITDA including amounts attributable to noncontrolling interest	283	8,611	2,314	332	632	2,747	3,405	297	923	227	272
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$283	$8,611	$2,314	$332	$632	$2,747	$3,405	$297	$923	$227	$272

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(416)	$27	$30	$25,332
Non-property adjustments	—	(58)	1	(127)
Interest income	—	—	—	(97)
Interest expense	225	—	70	4,559
Amortization of loan costs	38	—	—	358
Depreciation and amortization	540	2	25	49,181
Income tax expense (benefit)	—	—	—	53
Non-hotel EBITDA ownership expense	21	—	1	5,372
Hotel EBITDA including amounts attributable to noncontrolling interest	408	(29)	127	84,631
Non-comparable adjustments	—	29	871	900
Comparable hotel EBITDA	$408	$—	$998	$85,531
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.